UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: January 20, 2011


                            Vibe Records, Inc. Nevada
             (Exact name of registrant as specified in its charter)

         Nevada                    000-51107                   71-0928242
(State of incorporation)    (Commission File Number)    (IRS Employer ID Number)

824 Old Country Road, PO Box 8, Westbury NY                       11590
 (Address of principal executive offices)                      (Zip Code)

                                 (516) 333-2400
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.13e-4c)
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

SECTION 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

DISMISSAL OF INDEPENDENT ACCOUNTANT.

Effective January 20, 2011, M&K CPAS, PLLC of Houston, Texas, resigned of its own volition and without prior consultation with us as our independent auditors for our 2010 fiscal year. Our board of directors did not have any participation in M&K CPAS, PLLC's decision to resign as our auditor. M&K CPAS, PLLC did not audit our financial statements for the 2010 fiscal year or any fiscal year prior to 2010. To the knowledge of our management, there were no disagreements between M&K CPAS, PLLC and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the period of M&K CPAS, PLLC's engagement (approximately December 29, 2010 to January 20, 2011) that firm did not advise us of any of the following:

(A) That our internal controls necessary for us to develop reliable financial statements do not exist;

(B) That information has come to that firm's attention that has led it to no longer be able to rely on our management's representations, or that has made it unwilling to be associated with the financial statements prepared by our management;

(C) That it needed to expand significantly the scope of its audit, or that information has come to its attention, that if further investigated may cause it to be unwilling to rely on our management's representations or be associated with the registrant's financial statements.

(D) That information has come to its attention that it has concluded materially impacts the fairness or reliability of either ( I ) a previously issued audit report or the underlying financial statements, or ( II ) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

On February 15, 2011, we have provided a copy of this amended Current Report on Form 8-K to M&K CPAS, PLLC and requested that firm to furnish to us a letter addressed to the Commission stating whether it agrees with the statements made in this report and, if not, stating the respects in which it does not agree. The letter of M&K CPAS, PLLC is attached as Exhibit 16.1.

ENGAGEMENT OF INDEPENDENT ACCOUNTANT.

Effective January 21, 2011, we have engaged Michael T. Studer CPA P.C. We have not consulted with Michael T. Studer CPA P.C., at any time prior to the date of engagement, (i) application of accounting principles to a specified transaction,

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either completed or proposed; or the type of audit opinion that might be rendered on our financial statements; or (ii) Any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to this item) or a reportable event as described in Item 04(a)(1)(v) of Regulation S-K.

Our decision to engage Michael T. Studer CPA P.C. was recommended and approved by our board of directors.

SECTION 9. FINANCIAL STATEMENT AND EXHIBITS.

(c) EXHIBITS.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

     Exhibit                Description
     -------                -----------

      16.1            Letter from M&K CPAS, PLLC


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         VIBE RECORDS, INC. NEVADA


Date: March 17, 2011                    By: /s/ Timothy J. Olphie
                                            ------------------------------------
                                            Timothy J. Olphie
                                            Chief Executive Officer,
                                            Chief Financial Officer and Director



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